SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

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Date of Report: August 6, 2003

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HUNTINGTON BANCSHARES INCORPORATED
(Exact Name of Registrant as specified in its charter)

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Maryland	0-2525	31-0724920

(State or other	(Commission File No.)	(IRS Employer
jurisdiction of		Identification Number)
incorporation or
organization)

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Huntington Center
41 South High Street
Columbus, Ohio 43287
(614) 480-8300
(Address, including zip code, and telephone number
including area code of Registrant’s
principal executive offices)

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Item 5. Other Events

On August 6, 2003, Huntington Bancshares Incorporated announced David L. Porteous will join its board of directors in October 2003, expanding the board to 12 outside directors. Porteous is a lawyer specializing in corporate and municipal law and government relations in Reed City, Michigan.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

Exhibit 99 – News release of Huntington Bancshares Incorporated, dated August 6, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUNTINGTON BANCSHARES INCORPORATED

	By:	/s/ Michael J. McMennamin
Date: August 6, 2003		Michael J. McMennamin, Vice Chairman, Chief Financial Officer, and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 99	News release of Huntington Bancshares Incorporated, August 6, 2003.